                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (File
No. 333-_____) of our report dated January 13, 2000 included in SLM Holding Corporation's Form 10-K for the year ended December 31, 1999 and to all reference to our Firm included in this registration statement.

                                      /s/ ARTHUR ANDERSEN LLP


Vienna, VA
September 18, 2000